UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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AKEENA SOLAR, INC.
(Name of Registrant as Specified in Its Charter)

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Akeena Solar 888-253-3628 fax: 408-395-7979 www.akeena.net
Corporate Headquarters: 16005 Los Gatos Blvd., Los Gatos, CA 95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 23, 2008
9:30 a.m. (Pacific Standard Time)

To the Stockholders of Akeena Solar, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Akeena Solar, Inc. (the “Company” or “Akeena”) will be held at our principal corporate offices located 16005 Los Gatos Blvd., Los Gatos, California 95032 on September 23, 2008 at 9:30 a.m. (Pacific Standard Time) for the following purposes:

1.	To elect four (4) directors to the Board of Directors to a one year term;

2.
To approve the Third Modification to the 2006 Incentive Stock Plan (the “Stock Plan”), which will increase the total number of shares of stock that Akeena will have the authority to issue from 4,000,000, of which all are restricted common stock (par value $.001 per share) to 5,000,000, of which all will be restricted common stock (par value $.001 per share)—we refer to this proposal as the Third Modification to the 2006 Incentive Stock Plan;

3.	To ratify the appointment of Burr, Pilger and Mayer LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2008; and

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on September 5, 2008 as the record date for the Annual Meeting. Only stockholders of record of our common stock at the close of business on that date are entitled to notice of, and to vote at, that Annual Meeting or any adjournment thereof.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the accompanying Proxy in the enclosed envelope. You may revoke your Proxy at any time before it is voted.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed Proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a Proxy.

By Order of the Board of Directors,

Barry Cinnamon
President, Chief Executive Officer and Secretary

Dated: September 9, 2008

i

AKEENA SOLAR, INC.

16005 Los Gatos Blvd.
Los Gatos, CA 95032
Telephone: (408) 395-7774
Fax: (408) 395-7979

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 23, 2008

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are furnished to stockholders of Akeena Solar, Inc., a Delaware corporation (“Akeena” or the “Company”), in connection with the solicitation by order of the Board of Directors of the Company of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, September 23, 2008 at the Company’s corporate offices located at 16005 Los Gatos Blvd., Los Gatos, CA 95032 at 9:30 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the accompanying Annual Report on Form 10-KSB for the year ended December 31, 2007, are being mailed on or about September 9, 2008 to stockholders of the Company entitled to vote at the Annual Meeting.

As indicated in the Notice of Annual Meeting of Stockholders, the Annual Meeting has been called to (i) elect four (4) directors to the Board of Directors for the ensuing year, (ii) approve the Third Modification to the 2006 Incentive Stock Plan (“Stock Plan”), which will increase the total number of shares of common stock that Akeena has reserved and has authority to issue under the Stock Plan from 4,000,000 to 5,000,000—we refer to this proposal as the “Third Modification to the 2006 Incentive Stock Plan,” (iii) ratify the Board’s appointment of Burr, Pilger and Mayer LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, and (iv) consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

PROXIES AND VOTING RIGHTS

Only stockholders of record at the close of business on September 5, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company issued and outstanding on the Record Date consisted of 28,983,666 shares (the “Shares”) of common stock, par value $0.001 per share (the "Common Stock"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. The presence at the Annual Meeting in person or by proxy of holders of a majority of the Shares entitled to vote is required for a quorum.

The election of directors will be determined based upon the affirmative vote of a plurality of the Shares present at the Annual Meeting. Approval for each of the other proposals being submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Shares entitled to vote on such proposals. Shares which are voted to abstain on any proposal are counted as votes cast, and therefore have the same effect as a vote against the proposal.

Broker “non-votes” are included for purposes of determining whether a quorum of Shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” are not included in the tabulation of the voting results on the election of directors or on proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board of Directors to act as Inspectors of Election for the Annual Meeting, as provided by the Company’s By-laws. The Inspectors of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast.

All proxies delivered pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received at the office of the Company, Attention: In-House Counsel, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy. If not revoked, the Shares represented by a proxy will be voted at the Annual Meeting or at any adjournment thereof. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the proxy, the Shares represented thereby will be voted (i) FOR the election of each person nominated for election as a Director, (ii) FOR the approval of the Third Modification to the 2006 Incentive Stock Plan and (iii) FOR ratification of the Board’s appointment of Burr, Pilger and Mayer LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, and (iv) at the discretion of the proxy holders on any other matters that may properly come before the Meeting.

All expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

Akeena has been in business since February 23, 2001. The company’s corporate headquarters are located at 16005 Los Gatos Boulevard, Los Gatos, California 95032. In addition, the Company maintains installation offices at its Los Gatos facility and at Fresno (Clovis), Lake Forest, Bakersfield, Manteca, Santa Rosa, Palm Springs, San Diego and Thousand Oaks (Westlake Village), California offices, as well as at its Fairfield, New Jersey, Milford, Connecticut and Littleton, Colorado offices. The Company’s telephone number is (408) 395-7774.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information concerning ownership of the Company's Shares, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Shares, (ii) each director and nominee for election as a director, (iii) each of the Named Executive Officers listed in the Summary Compensation Table included in this Proxy Statement and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned by him.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (2)
Barry Cinnamon	7,654,333	(3)	26.4%
Ed Roffman	58,000	(4)	*
George Lauro	2,500		*
Jon Witkin	10,000		*
Gary Effren	201,667	(5)	*
James Curran	35,000		*
Steve Daniel	191,167	(6)	*
All directors and executive officers as a group (7 persons)			28.1%
5% holders:
Angeleno Group, LLC 2029 Century Park East, Suite 2980, Los Angeles, California 90067	1,527,272	(7)	5.3%

	9,679,939		33.4%

*	Less than 1%

(1)	Unless otherwise indicated, the address for each of the stockholders is c/o Akeena Solar, Inc. 16005 Los Gatos Blvd., Los Gatos, CA 95032.

(2)
The applicable percentage of ownership for each beneficial owner is based on 28,983,666 shares of Common Stock outstanding as of September 5, 2008. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of Common Stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

(3)	Includes shares of restricted common stock and 104,333 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of September 5, 2008.

(4)	Includes shares of restricted common stock.

(5)	Includes shares of restricted common stock and 116,667 shares of nonqualified stock options which are exercisable within 60 days of September 5, 2008.

(6)	Includes shares of restricted common stock and 93,667 shares nonqualified stock options which are exercisable within 60 days of September 5, 2008.

(7)
Includes currently exercisable warrants to purchase 254,545 shares of common stock. Voting and dispositive power is shared by Angeleno Group LLC, Angeleno Group Management II, LLC and Angeleno Investors II, LP. Yaniv Tepper, a managing member, has voting and dispositive power over these securities. Mr. Tepper disclaims beneficial ownership of such securities.

DIRECTORS AND EXECUTIVE OFFICERS

The current directors and executive officers of the Company are as follows:

Name	Age	Position
Barry Cinnamon	50	Chairman, President, Chief Executive Officer, Secretary, Treasurer and Director
Gary Effren	52	Chief Financial Officer
Steve Daniel	50	EVP, Sales and Marketing
Ed Roffman	58	Director
George Lauro	49	Director
Jon Witkin	54	Director

Barry Cinnamon, Chairman, President, Chief Executive Officer, Secretary, Treasurer and Director. Our founder, Barry Cinnamon, has served as director since the Company began. Mr. Cinnamon is a long-time advocate of solar energy and widely recognized solar energy expert. He started his career in solar energy in the late 1970s as a researcher into new flat plate and concentrating collector designs at the Massachusetts Institute of Technology (MIT). During the late 1970s and early 1980s, Mr. Cinnamon designed and installed active solar, passive solar and ground coupled heat pump systems. Mr. Cinnamon’s work in solar energy computer modeling led him into the software industry, where he served as Chief Executive Officer of Software Publishing Corporation, and founded Allegro New Media, a multimedia software publisher, which he led to an IPO in 1995. Mr. Cinnamon earned a BS Degree in Mechanical Engineering from MIT and a MBA degree in Marketing from Wharton School of the University of Pennsylvania. Mr. Cinnamon is a NABCEP-Certified Solar Installer, a licensed California C-46 Solar Contractor and an active member of the Silicon Valley Leadership Group.

Gary Effren, Chief Financial Officer. Mr. Effren joined Akeena Solar as Chief Financial Officer in September, 2007. Prior to his current role with Akeena, from 1980 to 2006, Mr. Effren held various executive financial positions at Knight Ridder, Inc., a Fortune 500 media company. Mr. Effren served as the Vice President/Finance of Knight Ridder since January 2005. Prior to that, Mr. Effren served as Senior Vice President/Finance and Chief Financial Officer of Knight Ridder from 2001 to 2004, and as Vice President/Controller of Knight Ridder from 1995 to 2001. During his tenure at Knight Ridder, Mr. Effren’s overall responsibilities included corporate accounting and financial reporting, strategic business development, tax, treasury, risk management and investor relations. Prior to joining Knight Ridder, Mr. Effren worked as an auditor at Peat Marwick Mitchell. Mr. Effren is a CPA with 30 years of experience in accounting and finance. Mr. Effren earned his MBA from the University of Miami and earned his Bachelors degree in Commerce from Rider College in New Jersey.

Steve Daniel, Executive Vice-President – Sales and Marketing. Mr. Daniel joined Akeena Solar as Vice President of Sales in November of 2006. Mr. Daniel has over 25 years of experience in high-tech sales and business development management. Most recently, he was at BEA Systems, Inc. managing sales in the western U.S. with global systems integrators such as Accenture and Deloitte. Mr. Daniel also worked at MarketFirst as Vice President of Western Sales and as Senior Sales Director at Exodus Communications. Mr. Daniel holds a B.S. in Industrial Engineering and Operations Research from the University of Massachusetts at Amherst.

Ed Roffman, Director.  Mr. Roffman has been a director since August 2006. Mr. Roffman served as Chief Financial Officer of Red Mile Entertainment, Inc. from January 2005 until April 2006 and at Fluent Entertainment, Inc. from February 2003 to December 2004. Both companies are consumer software developers and publishers. Mr. Roffman has also been a principal of Creekside, LLC, a consulting firm which specializes in the software, internet and consumer products industries. From August 1995 to January 1999, Mr. Roffman served as Chief Financial Officer and Chief Operating Officer at Palladium Interactive, Inc., a consumer software company. Mr. Roffman is a CPA with over 25 years’ experience in accounting and finance. Mr. Roffman earned his BBA in accounting from Temple University.

George Lauro, Director. Mr. Lauro has been a director since July 2007. Mr. Lauro has been a senior partner at Alteon Capital Partners since January 2007, a Silicon Valley firm that provides direct venture investment and advisory services to private companies in the semiconductors, MEMS, nanotech and photonics sectors. From May 2006 to January 2007, Mr. Lauro was Managing Director at Techfarm Ventures, a Silicon Valley venture capital firm with approximately $250 million under management. He was also Managing Director at Wasserstein Venture Capital from May 1999 to May 2005 and was one of two partners managing over $300 million across two venture funds. Before joining Wasserstein, Mr. Lauro was Director of Rapid Commercialization at IBM Headquarters from September 1995 to May 1999. Previously, while at Motorola, Inc., he conceived the world's first consumer handheld Global Positioning Product (Traxar GPS), invented new classes of RF transponders, and launched Motorola's businesses in these spaces. He completed a Bachelors degree in Electrical Engineering from Brown, a Master of Business Administration from Wharton, and graduate work in Astronautics at MIT. Mr. Lauro currently serves as a Director on ChipX and Pinyon Technologies.

Jon Witkin, Director.  Mr. Witkin has been a director since July 2007. Mr. Witkin is a co-owner of Western States Glass, the largest independent flat glass distributor in Northern California, which he co-founded in 1991. Mr. Witkin oversees Western States Glass's operations, including its fleet of delivery vehicles and remote offices throughout California. Prior to founding Western States Glass, Mr. Witkin was a Partner at Bay Mirror and an Area Sales Manager at ACI Glass Distribution (“ACI”). He also served in various sales and management roles at the Havlin Witkin Corporation which was sold to ACI. Mr. Witkin earned a Bachelors of Science degree in 1976 from the University of Utah.

There are no family relationships among our directors, nominees for director and executive officers.

 The Board of Advisors

The Company has a Board of Advisors which provides general business advice and sales and marketing strategy advisory services. The Company’s Board of Advisors is comprised of the following members.

Steve Westly. Mr. Westly is founder of The Westly Group, which helps entrepreneurs build great companies in clean technology. Previously he served as controller and chief fiscal officer for the State of California. As controller, he chaired the State Lands Commission and served on 63 other boards and commissions, including CalPERS and CalSTRS, the nation’s two largest public pension funds. He also led an effort to commit more than $1 billion to clean technology investments. Mr. Westly began his career in   Washington, D.C., where he worked first on Capitol Hill and later in the Office of Conservation and Solar at the U.S. Department of Energy. Mr. Westly then returned to California to become special assistant to the President of the California Public Utilities Commission. While there, he published two books on alternative energy and the utilities.

Joe Abrams. Mr. Abrams specializes in working with small technology companies to build shareholder value in the public markets. As a direct result of his efforts, merger and acquisition transactions in excess of $1 billion and small cap market equity raises in excess of $200 million have been completed. Abrams co-founded Intermix in 1998, the predecessor company to MySpace, which was sold to News Corp. in 2005 for $580 million. In 1983, Abrams co-founded The Software Toolworks, Inc., a publicly held developer, publisher, and distributor of educational and entertainment software, which was sold to Pearson, Plc. in 1994 for $462 million.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, none of the Company’s directors, officers or beneficial owners of more than 10% of its common stock failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2007, except that Barry Cinnamon, Steve Daniel, Jon Witkin, George Lauro, Gary Effren, Jim Curran and Ed Roffman each filed one late Form 4 describing a change in ownership of our securities and George Lauro, Gary Effren and Jon Witkin each filed one late Form 3 providing an initial statement of their beneficial ownership of our securities.

ELECTION OF DIRECTORS
(Proposal 1)

The By-Laws of the Company (the “By-Laws”) provide that the Company shall have not less than one nor more than fifteen directors, with the exact number to be fixed by the Board of Directors from time to time. The Board of Directors of the Company presently consists of four members. All four nominees for election at the Annual Meeting are currently directors of the Company, and upon election will serve, subject to the provisions of the By-Laws, until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s prior death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

The names of the nominees for director are Barry Cinnamon, Ed Roffman, George Lauro and Jon Witkin. See “Directors and Executive Officers” for information regarding each of the nominees for director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY. The proxy enclosed herewith will be voted FOR the above-named nominees for election as directors of the Company unless the stockholder specifically withholds votes for any or all of the nominees. Pursuant to the By-Laws, directors are elected by a plurality of the votes cast at the Annual Meeting, if a quorum is present. If a quorum is present, each of the four nominees receiving the highest number of votes cast “for” any nominee will be elected. Proxies cannot be voted for more than four nominees. Abstentions, “broker non-votes” and withheld votes will have no effect on the outcome of the vote. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Director Independence and Other Matters

The Board of Directors is presently comprised of Barry Cinnamon, Ed Roffman, George Lauro and Jon Witkin. Of such directors, Ed Roffman, George Lauro and Jon Witkin are each an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. The Company was not a party to any transaction, relationship or other arrangement with any of its “independent directors” that was considered by our Board of Directors under Marketplace Rule 4200(a)(15) in the determination of such director’s independence.

Each member of the Nominating, Compensation and Audit committees of our Board of Directors meets the independence requirements applicable to those committees prescribed by the listing standards of the NASDAQ Stock Market and, for purposes of the Audit Committee, Section 10A of The Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company encourages but does not require members of the Board of Directors to attend the annual meetings of the stockholders.

Committees of the Board of Directors and Meetings

The Board of Directors held one meeting in 2007 and acted by unanimous written consent eighteen times. In 2007, the Board of Directors was comprised of Ed Roffman, Barry Cinnamon, George Lauro and Jon Witkin.

The Company has standing Nominating, Audit and Compensation committees of the Board of Directors. These committees were formed on July 18, 2007.

The Nominating Committee. The Nominating Committee is comprised of Messrs. Witkin and Lauro.  The Nominating Committee of the Board of Directors performs the functions typical of a nominating committee, including: (i) developing and recommending corporate governance principles and procedures applicable to the Board of Directors and the Company’s employees; (ii) recommending committee composition and assignments; (iii) identifying individuals qualified to become directors; (iv) recommending director nominees; (v) recommending whether incumbent directors should be nominated for re-election to the Board of Directors and (vi) reviewing the adequacy of the Nominating Committee charter. The Nominating Committee has established a charter, a current copy of which is available on the investor relations section of our website at www.akeena.net. Because the Nominating Committee was not formed until July 18, 2007, it held no meetings in 2007 but acted by unanimous written consent one time.

The Audit Committee. The Audit Committee is comprised of Messrs. Roffman, Lauro and Witkin. Our Board has designated Mr. Roffman our audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-B. The Audit Committee of the Board of Directors has the authority and responsibility to select, evaluate and, when appropriate, replace the company’s independent registered public accounting firm. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the Company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the Company’s financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the Company’s internal audit and compliance programs. The Audit Committee has established a charter, a current copy of which is available on the investor relations section of our website at www.akeena.net. The Audit Committee met once in 2007 following its formation on July 18, 2007.

The Compensation Committee. The Compensation Committee is comprised of Messrs. Lauro, Witkin and Roffman. The Compensation Committee administers the Company’s Stock Plan, including the review and grant of stock options and restricted stock to officers, directors and other employees under the Stock Plan. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. The Compensation Committee has established a charter, a current copy of which is available on the investor relations section of our website at www.akeena.net. The Board appointed Mr. Roffman to the Compensation Committee by unanimous written consent on January 28, 2008. Because the Compensation Committee was not formed until July 18, 2007, it held no meetings in 2007 but acted by unanimous written consent two times.

The Compensation Committee meets in person, telephonically or otherwise at least twice during each fiscal year for, among other things, the consideration and determination of executive and director compensation. The Compensation Committee may also hold special meetings or act by unanimous written consent as required. The Compensation Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee; provided, however, that the Chief Executive Officer may not be present during any discussions or deliberations of the Compensation Committee regarding the Chief Executive Officer’s compensation.

The Compensation Committee reviews and approves on an annual basis the corporate goals and objectives with respect to the compensation for the Company’s Chief Executive Officer and other executive officers. The Committee evaluates at least once a year the Chief Executive Officer and other executive officers’ performance in light of these established goals and objectives and based upon these evaluations shall recommend to the full Board the Chief Executive Officer and other executive officers’ annual compensation, including salary, bonus, incentive and equity compensation. In reviewing and recommending the compensation of the Chief Executive Officer and other executive officers, the Committee may consider the compensation awarded to officers of similarly situated companies, the Company’s performance, the individuals’ performance, compensation given to the Company’s officers in past years or any other fact the Committee deems appropriate. The Chief Executive Officer is not be permitted to participate in any discussions or processes concerning his compensation, but may participate in a non-voting capacity in discussions or processes concerning the compensation of other executive officers.

The Compensation Committee develops and periodically assesses the Compensation Committee’s compensation policies applicable to the Company’s executive officers and directors, including the relationship of corporate performance to executive compensation. The Compensation Committee reviews and recommends to the Board appropriate director compensation programs for service as directors, committee chairs and committee members.

Director Compensation

Members of our Board of Directors who are not executive officers received no cash compensation for their services as directors of the Company in 2007. In addition to reimbursement for reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, as of July 18, 2007, the Company compensates its non-employee directors as follows:

•
an annual grant of 10,000 shares of restricted stock under the Company’s Incentive Stock Plan, which restriction lapses as to approximately 833 shares monthly for twelve months commencing on the date of grant. Directors are entitled to vote such restricted stock in accordance with the terms of the grant; and

•	travel and lodging expenses for any activities related to the performance of their duties on the Board of Directors

The following table sets forth certain information concerning compensation earned by the Directors who were not Named Executive Officers during the year ended December 31, 2007.

Name	Stock Awarded (1)		Option Awards	Total
Ed Roffman	$142,417	(2)	$—	$142,417
George Lauro	$21,263	(3)	$—	$21,263
Jon Witkin	$21,263	(3)	$—	$21,263

(1) Amount shown is the amount recognized for financial statement reporting purposes as an expense, based upon the aggregate grant date fair value calculated in accordance with Statement of Financing Account Standards (“SFAS”) No. 123R, Share Based Payments. The Company’s policy and assumptions made in the valuation of share based payments are contained in Note 12 to the Company’s December 31, 2007 financial statements.
(2) On August 30, 2006, Mr. Roffman was granted 20,000 shares of restricted stock, which restriction lapses as to 5,000 shares, on each anniversary of the date of grant commencing on August 30, 2007, subject to Mr. Roffman serving on the Company’s board of directors on each such anniversary. At December 31, 2006, 20,000 shares of restricted stock were held by Mr. Roffman. On April 2, 2007, Mr. Roffman received 48,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to 4,000 shares monthly for twelve months commencing on the date of grant, subject to Mr. Roffman serving as the Board’s Audit Committee Chairman. Mr. Roffman is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.
(3) On July 18, 2007, Mr. Lauro and Mr. Witkin each received 10,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to approximately 833 shares monthly for twelve months commencing on the date of grant, subject to serving on the Company’s Board of Directors. Mr. Lauro and Mr. Witkin are entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

Director Nomination Process

The Nominating Committee identifies nominees who have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as members of the Company’s Board of Directors and who are willing to serve as directors of a public company. The Board approved the Director Nomination Process by written resolution dated August 1, 2007. To date, the Nominating Committee has not engaged any third parties to assist the Nominating Committee in identifying or evaluating potential nominees. After a possible candidate is identified, the candidate would meet with various members of the Board of Directors to evaluate the candidate’s potential to be an effective member of the Board of Directors.

In considering nominees for election as a director, the Nominating Committee considers a number of factors. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the proceedings and activities of the Company’s Board of Directors. In evaluating the suitability of candidates for membership on the Board of Directors, the Nominating Committee takes into account many factors, including the candidate’s general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment, understanding of the Company’s business and technology, educational and professional background and personal accomplishments.

The Nominating Committee will consider stockholder recommendations for nominees for membership on the Board of Directors. Such recommendations may be submitted in writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 120 days in advance of the first anniversary of the date of the Company’s proxy statement mailed to stockholders for the preceding year’s annual meeting of stockholders. Any such recommendation must include:

•
the name of the stockholder recommending the director candidate for consideration, the name of the director candidate and the written consent of the stockholder and the director candidate to be publicly identified;

•
a written statement by the director candidate agreeing to be named in the Company’s proxy materials and to serve as a member of the Board of Directors (and any committee of the Board of Directors to which the director candidate is assigned to serve by the Board of Directors) if nominated and elected;

•
a written statement by the stockholder and director candidate agreeing to make available to the Nominating Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•
the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of the Company’s common stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC and the listing standards of the NASDAQ Stock Market.

The Company may request additional information from such candidate to assist in its evaluation. The Nominating Committee will evaluate any stockholder recommended nominees using the same criteria set forth above.

Communications with the Board of Directors

Any stockholder and other interested party may communicate with the Board of Directors, any committee of the Board of Directors or any specified member of the Board of Directors. All written communications must identify the intended recipient and the author and be forwarded by certified mail to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. The General Counsel will act as agent for the directors in facilitating these communications. There is no screening process, and all stockholder communications which are received by the General Counsel are forwarded to the Board of Directors.

Code of Ethics and Corporate Governance

The Company adopted a Code of Business Conduct and Ethics (the “Code”) on July 18, 2007 that applies to all of the Company’s directors and employees, including its chief executive officer and chief financial officer. The purpose of the Code is to, among other things, focus the Company’s directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize the Company’s culture of integrity, respect and accountability. The full text of the Code is posted on the investor relations section of our website at www.akeena.net. A printed copy of the Code may also be obtained free of charge by writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. The Company intends to disclose any amendment to or waiver from, a provision of the Code by posting such information on its web site.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth certain information about compensation paid, earned or accrued for services by persons serving as our Chief Executive Officer, Chief Financial Officer, and our two other executive officers during fiscal years ended December 31, 2007 and 2006 (“Named Executive Officers”). No other executive officer earned in excess of $100,000 during the fiscal year ended December 31, 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Restricted stock awards(1)	Stock option awards(1)	All other compensation		Nonequity incentive plan compensation		Total
Barry Cinnamon Chief Executive Officer, President, Treasurer, Secretary and Director (2)	2007	$203,750	$—	$—	$89,756	$—		$—		$293,506
	2006	$132,392	$—	$—	$—	$11,000	(3)	$—		$143,392
James Curran Chief Operating Officer (4)	2007	$130,827	$—	$16,284	$116,545	$—		$—		$263,656
Gary Effren Chief Financial Officer (5)	2007	$68,750	$—	$—	$112,792	$—		$—		$181,542
Steve Daniel Executive Vice President of Sales and Marketing (6)	2007	$133,371	$—	$19,682	$80,580	$—		$143,980	(7)	$377,613

(1)
Amount shown is the amount recognized for financial statement reporting purposes and expensed for the year ended December 31, 2007, based upon the aggregate grant date fair value calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments. The Company’s policy and assumptions made in the valuation of share based payments are contained in Note 13 to the Company’s December 31, 2007 financial statements.  Stock options awarded vest over a three-year period from the date of grant and restricted stock awarded vests over a four-year period from the date of grant.

(2)	Mr. Cinnamon was not compensated for his service on the Board of Directors of the Company.

(3)	Represents distributions on Mr. Cinnamon’s common stock paid by Akeena Solar, Inc.

(4)	Mr. Curran joined the Company during May 2007. He resigned as an officer and employee of the Company effective April 23, 2008.

(5)	Mr. Effren joined the Company during September 2007.

(6)	Mr. Daniel joined the Company during January 2007.

(7)	Nonequity incentive plan compensation for Mr. Daniel includes sales commissions paid during 2007.

Outstanding Equity Awards at Fiscal Year-End

Restricted Stock Awards

Restricted stock awards pursuant to the Stock Plan held by the Named Executive Officers as of December 31, 2007 are set forth in the table below.

Name and Principal Position	Year Granted	Number of Restricted Stock Awards Not Vested		Aggregate Market Value of Restricted Stock Awards Not Vested (3)
James Curran Chief Operating Officer	2007	35,000	(1)	$278,600
Steve Daniel Executive Vice President of Sales and Marketing	2007	35,000	(2)	$278,600

(1) On May 29, 2007, Mr. Curran was granted 35,000 shares of restricted stock, which restriction lapses as to 8,750 shares on each anniversary of the date of grant commencing on May 29, 2008. Mr. Curran is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(2) On April 27, 2007, Mr. Daniel was granted 35,000 shares of restricted stock, which restriction lapses as to 6,250 shares on each one-year anniversary beginning on January 30, 2008 and which restriction lapses as to 2,500 shares on each anniversary of the date of grant commencing on April 27, 2008. Mr. Daniel is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(3) Market value is determined based on the closing market price of the Company’s common stock on December 31, 2007, which was $7.96.

Option Grants

Options granted pursuant to the Stock Plan to our Named Executive Officers as of December 31, 2007 are set forth in the table below.

Name and Principal Position	Date Granted	Number of Vested, Unexercised Options	Number of Options Not Vested		Option Exercise Price	Option Expiration Date
Barry Cinnamon - Chief Executive Officer, President, Treasurer, Secretary and Director	September 7, 2007	—	313,000	(1)	$4.94	September 7, 2012
James Curran - Chief Operating Officer	September 7, 2007	—	406,000	(1)	$4.94	September 7, 2012
Gary Effren - Chief Financial Officer	September 21, 2007	—	350,000	(2)	$6.30	September 21, 2012
Steve Daniel - Executive Vice President of Sales and Marketing	September 7, 2007	—	281,000	(1)	$4.94	September 7, 2012

(1) Options were granted on September 7, 2007 and vest over a three-year vesting period on each one-year anniversary of the date of grant commencing on September 7, 2008.

(2) Options were granted on September 21, 2007 and vest over a three-year vesting period on each one-year anniversary of the date of grant commencing on September 21, 2008.

Employment Agreements

We currently do not have employment agreements with any of our executive officers, other than at-will employment offer letters.

Incentive Stock Plan

On August 8, 2006, our board of directors and stockholders adopted the 2006 Incentive Stock Plan (the “Stock Plan”). On December 20, 2006, we amended the Stock Plan to increase the number of shares of common stock reserved for issuance under the Stock Plan from 450,000 shares to 1,000,000 shares. On August 24, 2007 our shareholders approved the Second Modification to the Stock Plan to increase the number of common shares reserved for issuance under the Stock Plan from 1,000,000 to 4,000,000. The purpose of the Stock Plan is to provide an incentive to retain and attract as directors, officers, consultants, advisors and employees of our company, persons with appropriate training, experience and ability, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our development and financial success. Under the Stock Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code, non-qualified stock options and restricted stock. The Stock Plan is administered by the Compensation Committee of our Board of Directors. As of December 31, 2007, options to purchase an aggregate of 2,065,000 shares of common stock and an aggregate of 1,011,150 shares of restricted common stock have been granted under the Stock Plan, of which restrictions have lapsed on 381,984 shares. As of September 5, 2008, there have been an aggregate of 1,480,597 grants of stock options net of forfeitures, of which 6,664 are exercisable, and an aggregate of 1,400,726 shares of restricted stock have been issued under the Stock Plan, of which restrictions have lapsed on 581,280 shares.

Executive Compensation Philosophy

The Company operates in an extremely competitive and rapidly changing high technology industry. When creating policies and making decisions concerning executive compensation, the Compensation Committee seeks to:

•	ensure that the executive team has clear goals and accountability with respect to financial and non-financial corporate performance;

•
establish pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the dynamic and challenging high technology labor markets in which the Company operates;

•	independently assess operating results on a regular basis in light of its expected performance; and

•	align pay incentives with the long-term interests of our stockholders.

Executive Compensation Program

The Company’s executive compensation program has three major components, all of which are intended to attract, retain and motivate highly effective executives:

1. Base salary - Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local and national compensation data are examined and taken into account, along with the skills and performance of each officer and the needs of the Company.

2. Cash incentive compensation - Cash incentive compensation is designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of these specified business goals, together with discretionary analysis of individual contribution. Payment of incentive bonuses for fiscal year 2007 depended upon the achievement of corporate financial goals. In setting goals and measuring performance against those goals, the Compensation Committee considers compensation practices among companies competing for a common employee pool, as well as general economic and market conditions. It is the intention of the Compensation Committee in 2008 to continue this linkage between the achievement of specific financial targets, corporate and individual goals and the payment of incentive cash compensation to the Company’s officers and other executives.

3. Equity-based incentive compensation - Equity based incentive compensation has been provided to employees and management through the Company’s 2006 Incentive Stock Plan. Under the 2006 Incentive Stock Plan, officers and employees are eligible to be granted stock options and shares of restricted stock; grants are made based on competitive market data, as well as their responsibilities and position at the Company. Stock options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company. Grants of restricted stock give executive officers and employees a proprietary interest in the Company’s success and aligns their interests with the interest of the Company’s stockholders. The 2006 Incentive Stock Plan utilizes vesting periods to encourage employees and executives to remain with the Company and to focus on longer-term results.

The Company believes that its executive compensation program falls within the typical range of compensation programs offered by comparable technology companies.

Chief Executive Officer Compensation

In determining compensation of our Chief Executive Officer, Barry Cinnamon, for 2007, the Company reviewed industry surveys of compensation paid to chief executive officers of comparable companies, and evaluated achievement of corporate and individual objectives for the fiscal year. Mr. Cinnamon received $203,750 in annual base compensation for 2007, and was granted stock options to purchase 313,000 shares of common stock.

Other Executive Compensation

The Company provides certain compensation programs to executives that are also available to our other employees, including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs. The Company does not provide executive perquisites such as club memberships.

APPROVAL OF THE THIRD MODIFICATION
TO THE 2006 INCENTIVE STOCK PLAN
(Proposal 2)

The 2006 Incentive Stock Plan (the “Stock Plan”) was adopted by the Board of Directors on August 8, 2006. On December 20, 2006, and August 24, 2007, we amended the Stock Plan to increase the number of shares of common stock reserved for issuance under the Stock Plan, either as grants of restricted stock or upon exercise of stock options, to Akeena Solar’s employees, directors and consultants, from 450,000 shares to 1,000,000 shares, and from 1,000,000 to 4,000,000 shares, respectively. The purpose of the Stock Plan is to provide an incentive to retain and attract talented directors, officers, consultants, advisors and employees to our company, and to encourage the sense of proprietorship and stimulate the active interest of such persons in our development and financial success. Under the Stock Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Service Code of 1986, as amended (the “Code”), non-qualified stock options and grants of restricted stock. The Stock Plan is administered by the Compensation Committee of our Board of Directors. As of September 5, 2008, there have been an aggregate of 1,480,597 grants of stock options, of which 6,664 are exercisable, and an aggregate of 1,400,726 shares of restricted stock have been issued under the Stock Plan, of which restrictions have lapsed on 581,280 shares.

A summary of the Stock Plan is set forth below, and its full text is available on the investor relations section of our website at www.akeena.net. The following discussion is qualified in its entirety by reference to the Stock Plan.

Administration of the Stock Plan

Our Board of Directors appointed and maintains as administrator of the Stock Plan a Compensation Committee consisting of Independent Directors (as defined by Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market), “Non-Employee Directors” (as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and “Outside Directors” (as defined in Section 162(m) of the Internal Revenue Code), which serves at the pleasure of the Board of Directors. The Compensation Committee, subject to certain restrictive provisions of the Stock Plan, has full power and authority to designate recipients of options and restricted stock grants and to interpret provisions and supervise the administration of the Stock Plan.

The Board of Directors is authorized to amend, suspend, or terminate the Stock Plan, except that no amendment shall be effective, which, without the approval of the Company’s stockholders would: (a) materially increase the number of shares issuable under the Stock Plan; (b) materially increase the benefits accruing to option holders under the Stock Plan; (c) materially modify Stock Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value on the grant date; (e) extend the term of any option granted under the Stock Plan beyond five years from its date of issuance; or (f) reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

No Option and no shares of Restricted Stock shall be granted pursuant to the Stock Plan on or after the date that is ten years from the effective date of the Stock Plan, but Options or shares of Restricted Stock theretofore granted may extend beyond that date.

Common Stock Subject to the Stock Plan

The Stock Plan provides that options and restricted stock may be granted with respect to 4,000,000 shares (or, subject to shareholder approval of the Third Modification to the Stock Plan, 5,000,000 shares) of the Company’s Common Stock. The shares of Common Stock subject to the Stock Plan consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or grant of restricted stock expire or be canceled prior to its exercise or vesting in full, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or grant of restricted stock be reduced for any reason, the shares of Common Stock subject to such option or grant of restricted stock may be subject to future options or grants of restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Participation

Any director, officer, employee or consultant to the Company or any of its subsidiaries are eligible to receive options or restricted stock under the Stock Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or grant of restricted stock awarded to participants, the Compensation Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company’s business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of the Company’s Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Compensation Committee at the time that the option is granted, but will be no less than 100% of the Fair Market Value (as defined in the Stock Plan) of the underlying Common Stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The closing price of the Company’s Common Stock as reported on the over the counter bulletin board on September 5, 2008 was $3.90 per share.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than five years after the date such option is granted.

Exercisability

Options are exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Stock Plan provides that no options are exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Stock Plan), the Stock Plan provides for complete acceleration of the vesting of outstanding options by the Company and held by the participant at the time of the Change of Control, whether or not vested. Alternatively, in the event of a Change of Control, the Company can elect to pay to the participant an amount in cash per stock option (whether vested or unvested) then held, equal to the difference between the full exercise price of each option and the greater of (i) the average price per share paid in connection with the acquisition of control of the Company or the then fair market value of the non-cash consideration paid for such shares, (ii) the price per share paid in connection with any tender offer for shares of the Company’s common stock leading to control, or (iii) the mean between the high and low selling price of such stock on the NASDAQ Stock Market, OTC Bulletin Board or other market on which the Company’s common stock is then traded or listed for quotation on the date of the Change of Control.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

 Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction for compensation expense. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of option shares prior to the expiration of the required holding periods, such option holder will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

In general, no taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in ordinary taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding tax deduction at the time of exercise of the stock option, equal to the amount of ordinary income recognized by the participant.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy the Company’s withholding tax liabilities with respect to the Company’s employees.

Stock Options & Restricted Stock Grants

As of December 31, 2007, the Company had granted stock options to purchase 2,065,000 shares of common stock under the 2006 Incentive Stock Plan to 11 employees, of which no restrictions have lapsed through December 31, 2007. Restricted stock was issued to 108 employees and 15 non-employee service providers, for a total of 1,011,150 shares of restricted stock, of which restrictions have lapsed as to 381,984 shares and represents net of actual forfeitures through December 31, 2007. Generally, these grants of restricted stock are subject to vesting in four equal annual installments from the date of grant or hire. Of these amounts and during fiscal year ended December 31, 2007, no shares of restricted common stock but stock options to purchase 313,000 shares of common stock were granted to our President and Chief Executive Officer, no shares of restricted common stock but stock options to purchase 350,000 shares of common stock were granted to our Chief Financial Officer, 35,000 shares of restricted common stock and stock options to purchase 406,000 shares of common stock were granted to our Chief Operations Officer, 35,000 shares of restricted common stock and stock options to purchase 281,000 shares of common stock were granted to our Executive Vice President of Sales & Marketing, and stock options to purchase 1,350,000 shares of common stock and 70,000 shares of restricted common stock were granted to all executive officers as a group and 64,848 shares of restricted common stock and stock options to purchase 501,000 shares of common stock were granted to all vice presidents who were not executive officers, as a group.

Restricted stock may be granted under this Stock Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name the amount of shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the shares shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Options and Restricted Stock To Be Granted to Certain Persons

The aggregate numbers of shares of Common Stock subject to options or restricted stock grants that can be issued in the future are subject to discretion of the Compensation Committee and are not determinable.

Equity Compensation Plan Information

The following table sets forth a summary of stock option activity for the twelve months ended December 31, 2007:

Number of Shares Subject To Option
Outstanding at January 1, 2007	—
Granted during 2007	2,065,000
Forfeited/cancelled during 2007	—
Exercised during 2007	—
Outstanding at December 31, 2007	2,065,000

Exercisable at December 31, 2007	—

The following table sets forth a summary of restricted stock activity for the years ended December 31, 2007 and 2006:

	Number of Restricted Shares 2007	Number of Restricted Shares 2006
Outstanding and not vested beginning balance	354,622	—
Granted during the year	761,488	407,305
Forfeited/cancelled during the year	(114,745)	(48,898)
Released/vested during the year	(378,199)	(3,785)
Outstanding and not vested at December 31, 2007 and 2006	623,166	354,622

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a) and excluding restricted stock awards)
	(a)	(b)	(c)
Equity compensation plans approved by stock holders:
2006 Stock Incentive Plan and	2,065,000	$5.31	923,850
2001 Stock Option Plan	—	—	4,000,000
Equity compensation plans not approved by stock holders	—	—	—

Vote Required and the Board of Director’s Recommendation

The Board of Directors recommends a vote “FOR” the approval of the Third Modification to the 2006 Incentive Stock Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to this matter is required to approve the Third Modification to the 2006 Incentive Stock Plan. Broker non-votes will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against the proposal.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal 3)

On December 19, 2006, the Board of Directors retained Burr, Pilger and Mayer LLP (“BPM”), as the Company’s independent registered public accounting firm. Prior to December 19, 2006, Marcum & Kliegman LLP acted as the Company’s independent registered public accounting firm.

Burr, Pilger and Mayer LLP has audited the Company’s financial statements for each of our two most recent fiscal years. The reports of Burr, Pilger and Mayer LLP, on the Company’s financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Through December 19, 2006, there were no disagreements with Marcum & Kliegman LLP on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused Marcum & Kliegman LLP to make reference to the subject matter of the disagreement in connection with its reports.

The Audit Committee selected Burr, Pilger and Mayer LLP to continue in its capacity for the fiscal year ending December 31, 2008. Accordingly, the Company is asking the stockholders to ratify the engagement of Burr, Pilger and Mayer LLP as its independent registered public accounting firm.

Although the engagement of Burr, Pilger and Mayer LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the stockholders ratify the selection of its independent registered public accounting firm for the fiscal year ending December 31, 2008. If the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

A representative of Burr, Pilger and Mayer LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Burr, Pilger and Mayer LLP has served as our independent registered public accounting firm since December 19, 2006. The following table sets forth the aggregate fees billed to us by them for the fiscal years ended December 31, 2007 and 2006:

	2007		2006
Audit Fees(1)	$219,145	(1)	$34,000	(2)
Tax Fees	—		—

(1) Comprised of the audit of our annual financial statements, reviews of our quarterly financial statements and reviews of our various registration statements throughout 2007.

(2) Comprised of the audit of our annual financial statements for 2006.

On December 19, 2006, we dismissed Marcum & Kliegman LLP as our independent registered public accounting firm as disclosed in our Current Report on Form 8-K, dated December 19, 2006. The following table sets forth the aggregate fees billed to us by them for the fiscal year ended December 31, 2006:

2006
A Audit Fees (1)	$86,000
All Other Fees (2)	$27,000

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.

(2)
Comprised of services rendered in connection with our capital raising efforts, registration statement, other filings with the SEC, including consents, and consultations regarding financial accounting and reporting.

The Audit Committee reviews and pre-approves all proposed audit and non-audit engagements and related fees of BPM. In addition, any audit and non-audit fees for newly proposed professional services to be provided by BPM that arise during the year, or changes to previously approved BPM work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the fiscal year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and to report on same at the following regularly scheduled meeting. The Audit Committee has the authority to grant pre-approval of audit and non-audit services to one or more designated members of the Audit Committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Abstentions will have the same effect as a vote against the proposal.

The Board of Directors unanimously recommends a vote “FOR” the appointment of Burr, Pilger and Mayer LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

BOARD OF DIRECTORS AUDIT REPORT

The Company’s Audit Committee was not formed until July 18, 2007. Prior to July 18, 2007, the Company’s Board of Directors took responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process for 2007, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2007, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the “SEC”), on March 19, 2008. The Audit Committee recommended and approved the reappointment of the independent registered public account firm.

Respectfully submitted, Ed Roffman George Lauro Jon Witkin

OTHER MATTERS

Submission of Stockholder Proposals for 2009 Annual Meeting

Any proposals by a stockholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2009 annual meeting of stockholders must be received by the Company no later than May 13, 2009. In accordance with the Company’s bylaws, to be properly brought before such meeting of stockholders any nomination or proposal from a stockholder must be received by the Company no later than July 25, 2009. Nothing in this paragraph shall be deemed to be an undertaking by the Company to include any matter in its proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, and a stockholder proposal may be omitted from such proxy statement and form of proxy statement pursuant to applicable law. Any stockholder proposal should be delivered to the Company at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: Legal Department.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you would like to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact Angela Lipanovich at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel, telephone (408) 402-9453. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Other Matters That May Come Before the Annual Meeting

The Board of Directors is not aware of any other matters to be presented for a vote of the stockholders at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board of Directors, or in the absence of such directions, in their own best judgment.

AKEENA SOLAR, INC.

2006 INCENTIVE STOCK PLAN

1. Purpose of the Plan

This 2006 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Akeena Solar , Inc., a Delaware corporation (the "Company"), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2. Administration of the Plan

The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock ("Restricted Stock") and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

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Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or Restricted Stock (the "Grantees" and together with Optionees, the "Participants") shall include directors, officers and employees of the Company and consultants, subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or shares of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant's relationship to the Company, the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 450,000 shares of the Company's Common Stock, par value $0.01 per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 150,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

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5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price on the date of grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(b)  Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no Such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

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(c)  Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Notwithstanding any provision in this Plan, in the event there is a Change of Control (as defined below), the Company shall, at no cost to the Participant, replace any and all stock options granted by the Company and held by the Participant at the time of the Change of Control, whether or not vested, with an equal number of unrestricted and fully vested stock options to purchase shares of the Company's Common Stock (the "Option Replacement"). With respect to the Option Replacement, all options will become fully vested. Alternatively, in the event of a Change of Control, in lieu of the Option Replacement, a Participant may, subject to Board approval at the time, elect to surrender the Participant's rights to such options, and upon such surrender, the Company shall pay to the Participant an amount in cash per stock option (whether vested or unvested) then held, which is the difference between the full exercise price of each option surrendered and the greater of (i) the average price per share paid in connection with the acquisition of control of the Company if such control was acquired by the payment of cash or the then fair market value of the consideration paid for such shares if such control was acquired for consideration other than cash, (ii) the price per share paid in connection with any tender offer for shares of the Company's Common Stock leading to control, or (iii) the mean between the high and low selling price of such stock on the NASDAQ Stock Market, OTC Bulletin Board or other market on which the Company's Common Stock is then traded or listed for quotation on the date of the Change of Control.

For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if any of the following occurs:

(i)  An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (1) the then-outstanding shares of common stock of the Company (or any other securities into which such shares of common stock are changed or for which such shares of common stock are exchanged) (the "Shares") or (2) the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this paragraph (a), the acquisition of Shares or Voting Securities in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

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(ii) The consummation of:

(a) A merger, consolidation or reorganization (1) with or into the Company or (2) in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger in which:

(i)  the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(ii) no Person other than (1) the Company, (2) any Related Entity, or (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to the Merger had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or Voting Securities, has Beneficial Ownership, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(b) A complete liquidation or dissolution of the Company; or

(c)  The sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

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Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

   (d)  Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. Notwithstanding the forgoing, an Optionee may not take any actions that are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission or any agency thereunder. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

   (e)  Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

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   (f)  Termination by Death. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

   (g)  Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

   (h)  Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Termination. Unless otherwise determined by the Committee upon grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary or Affiliate is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

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(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(k) Grants to Foreign Employees. The terms of grants to foreign employees may vary from the terms of this Section 5 provided that the terms shall only be more restrictive than any term in this Section 5.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

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(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan.

No Option or shares of Restricted Stock shall be granted pursuant to the Plan on or after the date that is ten years from the effective date of the Plan, but Options or shares of Restricted Stock theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

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10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on August 7, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company's stockholders no later than August 7, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

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(e) extend the term of any Option beyond that provided for in Section 5(b); or

(f) except as otherwise provided in Sections 5(c), 5(l) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the "Section 409A Rules") and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

11

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

15. Non-Uniform Determinations.

The Committee's determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

Akeena Solar, Inc.
August 8, 2006

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FIRST AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS FIRST AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 20 day of December, 2006.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 1,000,000 shares from 450,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective December 20, 2006, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

SECOND AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS SECOND AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 24 day of August, 2007.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 4,000,000 shares from 1,000,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective August 24, 2007, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 4,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

THIRD AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS THIRD AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 24 day of August, 2008 subject to shareholder approval.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 5,000,000 shares from 4,000,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective September 23, 2008 subject to shareholder approval, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

PROXY

AKEENA SOLAR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry Cinnamon and Gary Effren, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Akeena Solar, Inc., to be held on September 23, 2008 at 9:30 a.m. PST, at the Company’s corporate office located at 16005 Los Gatos Blvd., Los Gatos, California 95032, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR ALL NOMINEES AND FOR EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

YOUR VOTE IS IMPORTANT TO THE COMPANY

- FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES AND PROPOSALS:

Please mark
your votes as ☒
indicated in
this example

FOR	WITHHOLD
all nominees listed	AUTHORITY
(except as marked	to vote for all
to the contrary)	nominees listed
☐	☐

Proposal 1. To elect four
Directors for a one-year term as
proposed in the accompanying Proxy Statement.

Barry Cinnamon	Ed Roffman	George Lauro	Jon Witkin

INSTRUCTION:	To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Proposal 2. To approve the Third Modification to the Company’s 2006 Incentive Stock Plan, increasing the total number of shares of common stock the Company has reserved for issuance under the Plan from 4,000,000 shares to 5,000,000 shares.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3. To ratify the appointment of Burr, Pilger and Mayer LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

And to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders dated September 9, 2008; (b) the accompanying Proxy Statement; and (c) the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation, gives notice of such revocation.

Printed Name(s) ______________________________________	Dated ______________, 2008

Signature(s) _________________________________________

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be signed by the President or Vice President or the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full titles.

- FOLD AND DETACH HERE -